TAXES ON INCOME	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
TAXES ON INCOME
NOTE 12:-	TAXES ON INCOME

a.	Israeli taxation:

1.	Corporate tax rates:

Generally, income of Israeli companies is subject to corporate tax. The corporate tax rate in Israel is 23% in 2022, 2021 and 2020.

2.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959 (the "Law"):

The Company has been granted an "Approved Enterprise" status, under the Law, for nine investment programs in the alternative program, by the Israeli Government.

Certain production facilities of the Company have been granted “Benefitted Enterprise” status under the provision of the Law. The Company was eligible under the terms of minimum qualifying investment and elected 2011 as the Year of Election as defined in the Law.

Income derived from Benefitted Enterprise is tax exempt for a period of two years out of the period of benefits. Based on the percentage of foreign shareholding in the Company, income derived during the remaining years of benefits is taxable at the rate of 10%-25%.

The period of benefits of the Benefitted Enterprises under the 2011 election will expire in 2023. As of December 31, 2022, the Company did not generate income from the Benefitted Enterprises.

In the event of distribution of dividends from the above mentioned tax exempt income, the amount distributed would be taxed at a corporate tax rate of 10% to 25%, depending on the level of foreign investment in the Company.

Income from sources other than a Benefitted Enterprise during the benefit period is subject to tax at the regular corporate tax rate (23% in 2022, 2021 and 2020).

On January 1, 2011, new legislation that constitutes a major amendment to the Law was enacted (the "Amendment Legislation"). Under the Amendment Legislation, a uniform rate of corporate tax would apply to all qualified income of certain industrial companies, as opposed to the current law's incentives that are limited to income from Benefitted Enterprises during their benefits period. According to the Amendment Legislation, the applicable tax rate for 2014 and onwards is set at 9% in geographical areas in Israel designated as Development Zone A and 16% elsewhere in Israel. The profits of these Industrial Companies would be freely distributable as dividends, subject to a 20% withholding tax (or lower, under an applicable tax treaty). The Company is not located in Development Zone A.

Under the transitory provisions of the Amendment Legislation, the Company may elect whether to irrevocably implement the new law in its Israeli company while waiving benefits provided under the current law or keep implementing the current law during the next years. Changing from the current law to the new law is permissible at any stage.

Amendment from December 2016 prescribes special tax tracks for technological enterprises. The new tax tracks under the amendment are as follows:

Technological preferred enterprise - an enterprise for which total consolidated revenues of its parent company and all subsidiaries are less than NIS 10 billion. A technological preferred enterprise, as defined in the Law, which is located in the center of Israel will be subject to tax at a rate of 12% on profits deriving from intellectual property (in Development Zone A- a tax rate of 7.5%).

3.
On November 15, 2021, the Israeli Parliament released its 2021-2022 Budget Law (“2021 Budget Law”). The 2021 Budget Law introduces a new dividend ordering rule that apportions every dividend between previously tax-exempt (“Trapped Earnings”) and previously taxed income. Consequently, distributions (including deemed distributions as per Section 51(h)/51B of the Law) may entail additional corporate tax liability to the distributing company. The Company had approximately $169,300 tax-exempt profits in its Accumulated deficit. If such tax-exempt profits were distributed, it would have been taxed at the reduced corporate tax rate applicable to such income, and approximately $31,300 of additional taxes on income would have been recorded.

In parallel, the 2021 Budget Law also includes a temporary order to enhance the release of Trapped Earnings by reducing the claw-back income tax rate that is applicable upon such a release or distribution by up to 60%, but not less than 6% income tax rate, during a one-year period beginning November 15, 2021.

In 2022, The Company elected to take advantage of the temporary order to release all its trapped earnings and recognized a one-time expense of $12,880, which is presented under Taxes on income in the consolidated statement of income (loss).

b.	Taxes on income on non-Israeli subsidiaries:

Non-Israeli subsidiaries are taxed according to the tax laws in their respective domiciles of residence. The Company has not made any provisions relating to undistributed earnings of the Company's foreign subsidiaries since the Company has no current plans to distribute such earnings. If earnings are distributed to Israel in the form of dividends or otherwise, the Company may be subject to additional Israeli taxes on income (subject to an adjustment for foreign tax credits) and foreign withholding taxes. As of December 31, 2022, the amount of undistributed earnings of non-Israeli subsidiaries, which is considered indefinitely reinvested, was $3,997 with a corresponding unrecognized deferred tax liability of $592.

c.	Carryforward tax losses and credits:

As of December 31, 2022, the Company had operating loss carryforwards for Israeli income tax purposes of approximately $101,166 which may be offset indefinitely against future taxable income.

As of December 31, 2022 and 2021, the Company had capital loss carryforwards for Israeli tax purposes of approximately $502,050 and $568,100, respectively, which may be offset indefinitely against future capital gains. the Company doesn’t expect future utilization of such carry forwards losses and accordingly records full valuation allowance.

As of December 31, 2022, the Company's U.S. subsidiary had approximately $8,996 of carryforward tax losses for state tax purposes which can be utilized up to 20 years. The U.S subsidiary had R&D credits carryforwards for federal tax purposes of approximately $1,764 and for state tax purposes of approximately $3,585.

The Company has carryforward tax losses relating to other subsidiaries in Europe and Latin America of approximately $41,448 (which can be utilized indefinitely) and $39,124 ($33,577 can be utilized up to 4 years and $5,547 can be utilized indefinitely), as of December 31, 2022, respectively.

d.	Deferred taxes:

Deferred taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and carryforward tax losses and credits. Significant components of the Company's deferred tax liabilities and assets are as follows:

		December 31,
		2022	2021*)
1.	Provided in respect of the following:
	Gross deferred tax assets:
	Carryforward tax losses and credits **) ***)	$42,344	$44,186
	Property, equipment and intangibles	26,249	23,992
	Inventory accrual	1,828	1,555
	Vacation accrual	979	1,132
	Supplementary tax advances	1,002	969
	Deferred revenues	367	446
	Research and development costs	2,531	1,227
	Other temporary differences	3,332	2,603

	Gross deferred tax assets	78,632	76,110

	Valuation allowance	(56,169)	(54,170)

	Net deferred tax assets	22,463	21,940

	Gross deferred tax liabilities:
	Property and equipment	(3,703)	(3,748)
	Other temporary differences	(495)	(641)

	Gross deferred tax liabilities	(4,198)	(4,389)

	Net deferred tax assets	$18,265	$17,551

*)	Reclassified

**)	The amounts are shown after reduction for unrecognized tax benefits of $2,617 and $2,464 as of December 31, 2022 and 2021, respectively.

***)
Excluding capital losses carryforwards, which are not part of the Company’s on-going business, and for which the Company records full valuation allowance in the amounts of $115,472 and $130,663 as of December 31, 2022 and 2021, respectively, see Note 12c.

		December 31,
		2022	2021
2.	Deferred taxes are included in the consolidated balance sheets, as follows:

	Long-term assets	$18,265	$17,551

3.

The Peruvian government awarded GNP, the Company's subsidiary in Peru, the Regional Pronatel Projects under six separate bids for the construction of fiber and wireless networks and operation of the networks for a defined period. The income derived from the construction and operation of the projects is a tax-exempt subsidy.

4.
During the year ended December 31, 2022, the Company increased valuation allowance by $1,999, resulting mainly from changes relating to carryforward tax losses and some temporary differences, as described above. The Company provided valuation allowance for a portion of the deferred taxes regarding the carryforward losses and other temporary differences that management believes are not expected to be realized in the foreseeable future.

5.
The functional and reporting currency of the Company and most of its subsidiaries is the U.S. dollar. The difference between the annual changes in the NIS/Dollar exchange rate causes a further difference between taxable income and the income before taxes on income shown in the consolidated financial statements. In accordance with ASC 740, the Company has not provided deferred taxes on the difference between the functional currency and the tax basis of assets and liabilities.

e.	Reconciling items between the statutory tax rate of the Company and the actual taxes on income:

	Year ended December 31,
	2022	2021*)	2020*)

Income before taxes on income (tax benefit), as reported in the consolidated statements of income (loss)	$7,135	$459	$35,869

Statutory tax rate	23.0%	23.0%	23.0%

Theoretical taxes on income	$1,641	$105	$8,250
Currency differences	621	3,393	2,437
Tax adjustment in respect of different tax rates and "Benefitted Enterprise" status	(883)	(968)	(1,204)
Changes in valuation allowance	1,999	1,823	(1,674)
Capital (gain) loss from merger, acquisition and related litigation expense, net	-	-	(7,749)
Expiration of carryforward tax losses	1,517	1,032	1,367
Exempt subsidy income	(6,758)	(6,353)	(4,768)
Release of trapped earnings	12,880
Nondeductible expenses and other differences	2,046	4,460	4,134

	$13,063	$3,492	$793

*)       Reclassified

f.	Taxes on income (tax benefits) included in the consolidated statements of income (loss):

	Year ended December 31,
	2022	2021	2020

Current	$14,940	$1,140	$808
Deferred	(1,877)	2,352	(15)

	$13,063	$3,492	$793

	Year ended December 31,
	2022	2021	2020

Domestic	$12,154	$2,719	$325
Foreign	909	773	468

	$13,063	$3,492	$793

g.	Income (loss) before taxes on income:

	Year ended December 31,
	2022	2021	2020

Domestic	$(7,523)	$(5,537)	$44,387
Foreign	14,658	5,996	(8,518)

	$7,135	$459	$35,869

h.	Unrecognized tax benefits:

A reconciliation of the beginning and ending gross amount of unrecognized tax benefits is as follows:

	December 31,
	2022	2021*)

Balance at beginning of year	$2,842	$2,701
Increase (decrease) in tax positions for prior years, net	(129)	63
Increase in tax positions for current year	195	78

Balance at the end of year **)	$2,908	$2,842

*)        Reclassified

**)
The amounts for the years ended December 31, 2022 and 2021 include $2,617 and $2,464, respectively, of unrecognized tax benefits which are presented as a reduction from deferred tax assets, see Note 12d.

The unrecognized tax benefits included accrued penalties and interest of $101 and $219 as of December 31, 2022 and 2021, respectively. During the years ended December 31, 2022, 2021 and 2020, the Company recorded income of $131, $40 and $35 on the unrecognized tax benefits, respectively.

The total amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate of the Company for the year ended December 31, 2022 is $1,478.

i.
The Company and its subsidiaries file income tax returns in Israel and in other jurisdictions of its subsidiaries. The Company's Israeli tax assessments through 2019 are considered final. As of December 31, 2022, the tax returns of the Company’s main subsidiaries are still subject to audits by the tax authorities for the tax years 2017 through 2021.